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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 15, 2008
MarketAxess Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-50670	52-2230784

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Broadway, 42nd Floor New York, New York 10005

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (212) 813-6000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(1) Approval of Form of Performance Share Agreements
     On January 15, 2008, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of MarketAxess Holdings, Inc. (the “Company”), pursuant to the Company’s 2004 Stock Incentive Plan (Amended and Restated Effective April 28, 2006) (the “2004 Plan”), approved two forms of Performance Share Award Agreements for use under the 2004 Plan. The first form of Performance Share Award Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein, is for use in connection with grants of performance share awards to Richard M. McVey, the Company’s Chief Executive Officer, and T. Kelley Millet, the Company’s President. The second form of Performance Share Award Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated by reference herein, is for use in connection with grants of performance share awards to all other individuals entitled to receive performance shares under the 2004 Plan.
     Each Performance Share Award Agreement provides for the grant of a target number of performance shares. The performance shares will vest or be forfeited based on the Company’s achievement, during the applicable performance period, of a level of pre-tax operating income per share of the Company’s common stock (“Common Stock”) before payment of cash bonuses to the Company’s employees during the performance period and expenses incurred in connection with the grant of all performance share awards for the performance period (the “Performance Goal”). Subject to a participant remaining employed by the Company during the performance period and through the date that the Compensation Committee certifies the level of achievement of the Performance Goal for the performance period (each such date, a “Settlement Date”), the participant may earn a specified percentage of the target number of performance shares awarded to the participant based upon the level of achievement of the Performance Goal for the performance period. For each performance share earned, a participant will be awarded an equal number of restricted shares of the Common Stock (as described below).
     In the event of a participant’s termination of employment due to death or Disability (as such term is defined in the 2004 Plan) prior to a Settlement Date, on the Settlement Date the participant will receive the shares of restricted stock the participant would have received had the participant been employed on the Settlement Date, based on the actual achievement of the Performance Goal. Fifty percent, or 100% in the case of Messrs. Millet and McVey, of these shares of restricted stock will immediately vest. Any remaining performance shares or unvested shares of restricted stock will be forfeited.
     In addition, Messrs. McVey’s and Millet’s Performance Share Award Agreements provide that if their employment is terminated without Cause or for Good Reason (as such terms are defined in the 2004 Plan) prior to the Settlement Date, then on the Settlement Date they will receive the shares of restricted stock they would have received had they been employees on such Settlement Date, based on actual achievement of the Performance Goal and 50% of the total number of unvested shares of restricted stock will immediately vest. Any remaining performance shares or unvested shares of restricted stock will be forfeited.

     In the event of a Change in Control (as such term is defined in the 2004 Plan) prior to the Settlement Date, the Compensation Committee will determine the treatment of the performance shares in a manner provided in the Performance Share Award Agreements.
     Subject to continued service with the Company from the Settlement Date through each vesting date, other than as set forth below, any restricted stock awarded to the participant shall vest and cease to be restricted stock in equal 50% installments on each of the second and third anniversaries of the grant of the applicable performance share award.
     In the event of a participant’s termination of employment due to death or Disability after the Settlement Date, 50%, or 100% in the case of Messrs. Millet and McVey, of the total number of unvested shares of restricted stock will immediately vest. Any remaining unvested shares of restricted stock will be forfeited.
     In addition, Messrs. McVey’s and Millet’s Performance Share Award Agreements provide that if employment is terminated without Cause or for Good Reason after the Settlement Date, 50% of the total number of unvested shares of restricted stock will immediately vest. Any remaining unvested shares of restricted stock will be forfeited.
     In the event of a Change in Control after a Settlement Date, all restricted stock will immediately vest if a participant is terminated without Cause within 24 months following the Change in Control. For Messrs. McVey and Millet only, all restricted will also immediately vest if such Change in Control occurs within three months following a termination of employment for Good Reason. In addition, if immediately prior to the Change in Control the Compensation Committee determines that the restricted stock award will not be continued, assumed or have new rights substituted therefor, then immediately prior to the Change in Control all unvested shares of restricted stocks will immediately vest.
(2) Approval of Performance Share Awards for Fiscal Year 2008 Performance Period
     On January 15, 2008, the Compensation Committee approved and awarded grants of performance shares under the 2004 Plan to eleven key officers and employees of the Company, including the named executive officers set forth in the chart below. The performance period for the awards will be the Company’s fiscal year ending on December 31, 2008 (the “2008 Performance Period”). Subject to remaining employed with the Company during the 2008 Performance Period and through the Settlement Date, each participant may earn between 50% and 150% of the target number of performance shares awarded to such participant based upon the level of achievement of the Performance Goal established by the Compensation Committee for the 2008 Performance Period. Participants will not earn any shares of restricted stock if the Company does not achieve at least 80% of the Performance Goal.

     Set forth below is the target number of performance shares granted to the following named executive officers of the Company (i.e., the number of performance shares that would be earned based upon achievement of 100% of the performance goal):

		Target Number of
Name of Executive Officer	Title	Performance Shares
Richard M. McVey	Chief Executive Officer	68,600
T. Kelley Millet	President	27,400
James N. B. Rucker	Chief Financial Officer	8,920
Nicholas Themelis	Chief Information Officer	17,200
     The grants to Messrs. McVey and Millet were made subject to the terms of the form of Performance Share Award Agreement attached hereto as Exhibit 10.1. The grants to the other named executive officers were made subject to the terms of the form of Performance Share Award Agreement attached hereto as Exhibit 10.2.
(3) Approval of New Form of Restricted Stock Agreement
     On January 15, 2008, the Compensation Committee approved a form of Restricted Stock Agreement for use in connection with grants of shares of restricted stock made as of and following such date under the 2004 Plan to all individuals eligible to receive grants of restricted stock under the 2004 Plan other than Messrs. McVey and Millet. A copy of the form of Restricted Stock Agreement is attached hereto as Exhibit 10.3 and incorporated by reference herein.
(4) Approval of Restricted Stock Grants
     On January 15, 2008, the Compensation Committee approved grants of restricted stock under the 2004 Plan to the following named executive officers of the Company, which grants were made on January 15, 2008:

Number of Shares of
Name of Executive Officer	Restricted Common Stock
James N. B. Rucker	7,000
Nicholas Themelis	13,500
     These grants were made subject to the terms of the form of Restricted Stock Agreement attached hereto as Exhibit 10.3.
(5) Approval of New Form of Incentive Stock Option Agreement
     On January 15, 2008, the Compensation Committee approved a new form of Incentive Stock Option Agreement (the “New ISO Agreement”) for use in connection with grants of incentive stock options made as of and following such date under the 2004 Plan to all employees of the Company other than Messrs. McVey and Millet. A copy of the form of the New ISO Agreement is attached hereto as Exhibit 10.4 and incorporated by reference herein.
     The New ISO Agreement is substantially identical to the form of incentive stock option agreement attached as Appendix B to the Company’s Proxy Statement for its 2006 Annual Meeting of Stockholders, except the New ISO Agreement provides for the following additional terms:
•	upon the participant’s death or Disability, 50% of any unvested portion of the stock option at the time of the participant’s termination of employment will become fully vested and exercisable until the earlier of one year from the employment termination date or the expiration of the stated term of the stock option; and
•	in the event of a Change in Control, the stock option will be treated in accordance with the 2004 Plan, except that (i) immediately prior to the Change in Control, the Compensation Committee may determine that the stock option will not be continued, assumed or have new rights substituted therefor in accordance with the 2004 Plan, and immediately prior to the Change in Control, the stock option will become fully vested and exercisable, and (ii) if the participant incurs a termination of employment by the Company without Cause within 24 months after such Change in Control, the stock option will become fully vested and exercisable until the earlier of 90 days from the date of such termination or the expiration of the stated term of the stock option.
(6) Approval of Stock Option Grants
     On January 15, 2008, the Compensation Committee approved grants of stock options under the 2004 Plan to the following named executive officers of the Company, which grants were made on January 15, 2008.

Name of Executive Officer	Number of Stock Options
Richard M. McVey	287,000
T. Kelley Millet	115,000
James N. B. Rucker	18,650
Nicholas Themelis	35,850
     The grant to Mr. McVey was made subject to the terms of the form of Stock Option Agreement by and between the Company and Mr. McVey, attached hereto as Exhibit 10.5 and incorporated by reference herein. The grant to Mr. Millet was made subject to the terms of the form of Stock Option Agreement by and between the Company and Mr. Millet, attached hereto as Exhibit 10.6 and incorporated by reference herein. The grants to Messrs. Rucker and Themelis were made subject to the New ISO Agreement.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits:
10.1	Form of Performance Share Award Agreement Pursuant to the MarketAxess Holdings, Inc. 2004 Stock Incentive Plan (Amended and Restated effective April 28, 2006) for Messrs. McVey and Millet (used beginning January 15, 2008).

10.2	Form of Performance Share Award Agreement Pursuant to the MarketAxess Holdings, Inc. 2004 Stock Incentive Plan (Amended and Restated effective April 28, 2006) for individuals eligible to receive grants of performance shares under the 2004 Plan other than Messrs. McVey and Millet (used beginning January 15, 2008).

10.3	Form of Restricted Stock Agreement Pursuant to the MarketAxess Holdings, Inc. 2004 Stock Incentive Plan (Amended and Restated effective April 28, 2006) for individuals eligible to receive grants of performance shares under the 2004 Plan other than Messrs. McVey and Millet (used beginning January 15, 2008).

10.4	Form of Incentive Stock Option Agreement Pursuant to the MarketAxess Holdings, Inc. 2004 Stock Incentive Plan (Amended and Restated effective April 28, 2006) for individuals eligible to receive grants of performance shares under the 2004 Plan other than Messrs. McVey and Millet (used beginning January 15, 2008).

10.5	Form of Stock Option Agreement Pursuant to the MarketAxess Holdings, Inc. 2004 Stock Incentive Plan (Amended and Restated effective April 28, 2006) dated effective as of January 15, 2008 by and between the Company and Mr. McVey.

10.6	Form of Stock Option Agreement Pursuant to the MarketAxess Holdings, Inc. 2004 Stock Incentive Plan (Amended and Restated effective April 28, 2006) dated effective as of January 15, 2008 by and between the Company and Mr. Millet.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKETAXESS HOLDINGS INC.

Date: January 18, 2008	By:	/s/ Richard M. McVey Name: Richard M. McVey
Title: Chief Executive Officer

EXHIBIT INDEX
Exhibit
10.1	Form of Performance Share Award Agreement Pursuant to the MarketAxess Holdings, Inc. 2004 Stock Incentive Plan (Amended and Restated effective April 28, 2006) for Messrs. McVey and Millet (used beginning January 15, 2008).

10.2	Form of Performance Share Award Agreement Pursuant to the MarketAxess Holdings, Inc. 2004 Stock Incentive Plan (Amended and Restated effective April 28, 2006) for individuals eligible to receive grants of performance shares under the 2004 Plan other than Messrs. McVey and Millet (used beginning January 15, 2008).

10.3	Form of Restricted Stock Agreement Pursuant to the MarketAxess Holdings, Inc. 2004 Stock Incentive Plan (Amended and Restated effective April 28, 2006) for individuals eligible to receive grants of performance shares under the 2004 Plan other than Messrs. McVey and Millet (used beginning January 15, 2008).

10.4	Form of Incentive Stock Option Agreement Pursuant to the MarketAxess Holdings, Inc. 2004 Stock Incentive Plan (Amended and Restated effective April 28, 2006) for individuals eligible to receive grants of performance shares under the 2004 Plan other than Messrs. McVey and Millet (used beginning January 15, 2008).

10.5	Form of Stock Option Agreement Pursuant to the MarketAxess Holdings, Inc. 2004 Stock Incentive Plan (Amended and Restated effective April 28, 2006) by and between the Company and Mr. McVey.

10.6	Form of Stock Option Agreement Pursuant to the MarketAxess Holdings, Inc. 2004 Stock Incentive Plan (Amended and Restated effective April 28, 2006) by and between the Company and Mr. Millet.